UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): October 13, 2006

Natrol, Inc.

(Exact name of registrant as specified in its charter)

Delaware	0-24567	95-3560780
(State or other jurisdiction of incorporation)	Commission file number	(I.R.S. Employer Identification No.)

21411 Prairie Street, Chatsworth, California 91311

(Address of principal executive offices) (Zip code)

Registrant’s telephone number, including area code:  (818) 739-6000

Not applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01       Entry into a Material Definitive Agreement

In connection with the acquisition of certain assets from Biotech International Corporation on October 13, 2006, Natrol, Inc. entered into an asset purchase agreement.  Additional information regarding the asset purchase agreement is included in Item 2.01 and is incorporated herein by reference.

Item 2.01       Completion of Acquisition or Disposition of Assets

On October 13, 2006, Natrol purchased certain assets related to the Nu Hair® and Shen Min® brands from Biotech pursuant to an asset purchase agreement dated as of October 13, 2006 among Natrol, Biotech and Gregory J. Kelly, as founder of Biotech.  Prior to the execution of the asset purchase agreement, there were no material relationships between the Company and Biotech or Mr. Kelly.

Natrol acquired certain assets of the Nu Hair and Shen Min brands, including without limitation the brand’s intellectual property rights, inventory, permits, certain contracts and certain unfilled customer and supply orders.  The purchase price consisted of $5.4 million in cash, after certain closing adjustments.

As part of the acquisition, Natrol also entered into a two year consulting agreement with Mr. Kelly.  Under the consulting agreement, Natrol agreed to pay Mr. Kelly $100,000 per year and granted him a non-qualified stock option to purchase 50,000 shares of Natrol common stock at an exercise price of $4.00 per share, vesting quarterly over 2 years.

The asset purchase agreement contains other customary terms and conditions including representations, warranties, covenants, and indemnification provisions.

The description of the asset purchase agreement is qualified in its entirety by the full text of the agreement attached as exhibit 2.1 hereto and incorporated herein by reference.

Item 7.01       Regulation FD Disclosure

On October 13, 2006, Natrol issued a press release announcing the acquisition of the Nu Hair and Shen Min brands.  A copy of the press release is attached hereto as exhibit 99.1.

Item 9.01       Financial Statements and Exhibits

(d)                                 Exhibits

Exhibit No.	Exhibit Description

2.1	Asset Purchase Agreement dated as of October 13, 2006 by and among Natrol, Inc., Biotech International Corporation and Gregory J. Kelly

99.1	Press release of Natrol, Inc. dated October 13, 2006

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: October 19, 2006	NATROL, INC.

	By:	/s/ Dennis R. Jolicoeur
Dennis R. Jolicoeur
Chief Financial Officer, Treasurer and Executive Vice President

EXHIBIT INDEX

Exhibit No.	Exhibit Description

2.1	Asset Purchase Agreement dated as of October 13, 2006 by and among Natrol, Inc., Biotech International Corporation and Gregory J. Kelly

99.1	Press release of Natrol, Inc. dated October 13, 2006